UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 17, 2001
                                                        ------------------


                          1stopsale.com Holdings, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                000-31505                                 23-3020677
                ----------                                ----------
        (Commission  File  Number)            (IRS  Employer Identification No.)


               321 N. Kentucky Avenue, Suite 1, Lakeland, FL 33801 (Address of principal executive offices) (Zip Code)


                                 (863) 683-5523
                                 --------------
              (Registrant's telephone number, including area code)


                1422 Chestnut Street, Philadelphia, PA 19102-2510
                             (215) 569-9176 Ext. 12
                             ----------------------
                   (Former name, address and telephone number)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         On September 17, 2001, the Company entered into a Securities Exchange Agreement, as amended (the "Securities Exchange Agreement"), to acquire 100% of the issued and outstanding common stock of Global Energy & Environmental Research, Inc. ("Global") for an aggregate of 9,375,000 shares of the Company's common stock, after giving effect to a one-for-ten reverse stock split. On September 28, 2001, the Securities Exchange Agreement was amended to provide for a one-for-twenty rather than one-for-ten reverse split. As a result of the acquisition, which is expected to close October 12, 2001, the former shareholders of Global will own approximately 94% of the outstanding common stock of the Company.

         On September 28, 2001, the Company issued a 6% Convertible Debenture to a private investor in the principal amount of $500,000. The Debenture is due November 30, 2001 and may, following the above described acquisition and reverse split, be converted into shares of the Company's common stock at the rate of $1.00 per share.

         The Company loaned Global $500,000 pursuant to a loan and security agreement. The loan is due with interest at the annual rate of 6% on December 1, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

         2.1 Securities Exchange Agreement dated as of September 17, 2001 between the Company and the holders of the common stock of Global Energy & Environmental Research, Inc.

         2.2 Form of amendment dated as of September 28, 2001 between the Company and the holders of the common stock of Global Energy & Environmental Research, Inc.

         4.1      $500,000 6% Convertible Debenture due November 30, 2001

         4.2 Clarification concerning conversion price of $500,000 6% Debenture due November 1, 2001.

         10.1 Loan and Security Agreement dated September 28, 2001 between the Company and Global Energy & Environmental Research, Inc.

         10.2 6% Secured Note due December 1, 2001 from Global Energy & Environmental Research, Inc. to the Company.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              1STOPSALE.COM HOLDINGS,  INC.


                                              /s/ Donald R. Mastropietro
                                              ----------------------------------
                                              Donald R. Mastropietro, President

Date:  October 2, 2001


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